Notice of Award

SMALL BUSINESS INNOVATION RESEARCH PROG Department of Health and Human Services National Institutes of Health NATIONAL INSTITUTE OF MENTAL HEALTH	Issue Date: 06/13/2011

Grant Number: 2R44MH085474-02A1

Principal Investigator(s):

Manju Grover Venugopal, PHD

Project Title: Instacortisol: A realtime and continuous assessment of cortisol in ISF

Mark Faupel

CEO

Guided Therapeutics Inc.

5835 Peachtree Corners East

Norcross, GA 300922574

Award e-mailed to: sbambot@spectrx.com

Budget Period: 06/13/2011 – 05/31/2012

Project Period: 06/13/2009 – 05/31/2013

Dear Business Official:

The National Institutes of Health hereby awards a grant in the amount of $512,524 (see “Award Calculation” in Section I and “Terms and Conditions” in Section III) to GUIDED THERAPEUTICS in support of the above referenced project. This award is pursuant to the authority of 42 USC 241 42 CFR PART 52 15 USC 638 and is subject to the requirements of this statute and regulation and of other referenced, incorporated or attached terms and conditions.

Acceptance of this award including the “Terms and Conditions” is acknowledged by the grantee when funds are drawn down or otherwise obtained from the grant payment system.

Each publication, press release or other document that cites results from NIH grant-supported research must include an acknowledgment of NIH grant support and disclaimer such as “The project described was supported by Award Number R44MH085474 from the National Institute Of Mental Health. The content is solely the responsibility of the authors and does not necessarily represent the official views of the National Institute Of Mental Health or the National Institutes of Health.”

Award recipients are required to comply with the NIH Public Access Policy. This includes submission to PubMed Central (PMC), upon acceptance for publication, an electronic version of a final peer-reviewed, manuscript resulting from research supported in whole or in part, with direct costs from National Institutes of Health. The author's final peer-reviewed manuscript is defined as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. For additional information, please visit http://publicaccess.nih.gov/.

Award recipients must promote objectivity in research by establishing standards to ensure that the design, conduct and reporting of research funded under NIH-funded awards are not biased by a conflicting financial interest of an Investigator. Investigator is defined as the Principal Investigator and any other person who is responsible for the design, conduct, or reporting of NIH-funded research or proposed research, including the Investigator's spouse and dependent children. Awardees must have a written administrative process to identify and manage financial conflict of interest and must inform Investigators of the conflict of interest policy and of the Investigators' responsibilities. Prior to expenditure of these awarded funds, the Awardee must report to the NIH Awarding Component the existence of a conflicting interest and within 60 days of any new conflicting interests identified after the initial report. Awardees must comply with these and all other aspects of 42 CFR Part 50, Subpart F. These requirements also apply to subgrantees, contractors, or collaborators engaged by the Awardee under this award. The NIH website http://grants.nih.gov/grants/policy/coi/index.htm provides additional information.

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If you have any questions about this award, please contact the individual(s) referenced in Section IV.

Sincerely yours,

Rebecca D. Claycamp

Grants Management Officer

NATIONAL INSTITUTE OF MENTAL HEALTH

Additional information follows

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SECTION I – AWARD DATA – 2R44MH085474-02A1

Award Calculation (U.S. Dollars)
Salaries and Wages	$102,040
Fringe Benefits	$29,081
Supplies	$27,595
Travel Costs	$1,500
Consortium/Contractual Cost	$184,384

Federal Direct Costs	$344,600
Federal F&A Costs	$134,394
Approved Budget	$478,994
Fee	$33,530
Federal Share	$512,524
TOTAL FEDERAL AWARD AMOUNT	$512,524

AMOUNT OF THIS ACTION (FEDERAL SHARE)	$512,524

SUMMARY TOTALS FOR ALL YEARS
YR	THIS AWARD	CUMULATIVE TOTALS
2	$512,524	$512,524
3	$547,407	$547,407

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project

Fiscal Information:

CFDA Number: 93.242

EIN: 1582029543A1

Document Number: RMH085474B

Fiscal Year: 2011

IC	CAN	2011	2012
MH	8472625	$512,524	$547,407

Recommended future year total cost support, subject to the availability of funds and satisfactory progress of the project

NIH Administrative Data:

PCC: 9A-ASBZ / OC: 414B / Processed: CLAYCAMPR 06/08/2011

SECTION II – PAYMENT/HOTLINE INFORMATION – 2R44MH085474-02A1

For payment and HHS Office of Inspector General Hotline information, see the NIH Home Page at

http://grants.nih.gov/grants/policy/awardconditions.htm

SECTION III – TERMS AND CONDITIONS – 2R44MH085474-02A1

This award is based on the application submitted to, and as approved by, NIH on the above-titled project and is subject to the terms and conditions incorporated either directly or by reference in the following:

  The grant program legislation and program regulation cited in this Notice of Award.
  Conditions on activities and expenditure of funds in other statutory requirements, such as those included in appropriations acts.
  45 CFR Part 74 or 45 CFR Part 92 as applicable.
  The NIH Grants Policy Statement, including addenda in effect as of the beginning date of the budget period.
  This award notice, INCLUDING THE TERMS AND CONDITIONS CITED BELOW.

(See NIH Home Page at ‘http://grants.nih.gov/grants/policy/awardconditions.htm’ for certain references cited above.)

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An unobligated balance may be carried over into the next budget period without Grants Management Officer prior approval.

This grant is subject to Streamlined Noncompeting Award Procedures (SNAP).

This award is subject to the requirements of 2 CFR Part 25 for institutions to receive a Dun & Bradstreet Universal Numbering System (DUNS) number and maintain an active registration in the Central Contractor Registration. Should a consortium/subaward be issued under this award, a DUNS requirement must be included. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and other additional information.

This award may be subject to the Transparency Act subaward and executive compensation reporting requirements of 2 CFR Part 170. See http://grants.nih.gov/grants/policy/awardconditions.htm for the full NIH award term implementing this requirement and additional award applicability information.

In accordance with P.L. 110-161, compliance with the NIH Public Access Policy is now mandatory. For more information, see NOT-OD-08-033 and the Public Access website:

http://publicaccess.nih.gov/.

This award provides support for one or more clinical trials. By law (Title VIII, Section 801 of Public Law 110-85), the “responsible party” must register “applicable clinical trials” on the ClinicalTrials.gov Protocol Registration System Information Website. NIH encourages registration of all trials whether required under the law or not. For more information, see http://grants.nih.gov/ClinicalTrials_fdaaa/

Treatment of Program Income:

Additional Costs

SECTION IV – MH Special Terms and Conditions – 2R44MH085474-02A1

INITIAL BUDGET PERIOD:

Although the budget period end date for this award is 05/31/2012, this award includes funds for 12 months of support. Subsequent budget periods will begin on June 1, and will be 12-months in duration. Allowable preaward costs may be charged to this award in accordance with the conditions outlined in the NIH Grants Policy Statement (revised October 2010) and with institutional requirements for prior approval.

SALARIES FOR MARKETING RESEARCH:

In accordance with Section 18.5.5.1 of the NIH Grants Policy Statement

http://grants.nih.gov/grants/policy/nihgps_2010/nihgps_2010.pdf), the salaries of marketing research staff are prohibited. The application for this project proposed a salary for a Marketing Consultant in the amount of $2,016 which was determined to be unallowable per policy. The award has been reduced accordingly.

PHASE II DATA COLLECTION REQUIREMENT:

Each Phase II application is required to provide information for SBA Tech-Net Database System (http://technet.sba.gov). Questions about this requirement may be submitted to SBA directly through the Tech-Net URL. Each Phase II awardee is required to update the appropriate information on the award in the Tech-Net database upon completion of the last deliverable (e.g., Final Report, Financial Status Report, Invention Report) under the funding agreement and is requested to voluntarily update the information in the Tech-Net database annually thereafter for a minimum period of 5 years.

FACILITIES AND ADMINISTRATIVE COSTS:

In the absence of a currently negotiated facilities and administrative (F&A) rate with a Federal Agency, F&A cost have been awarded a rate of 39 percent of the total allowable direct costs. The grantee may only charge actual F&A costs for the project not to exceed the amount awarded.

FIXED FEE:

In accordance with the Omnibus Solicitation of the National Institutes of Health, Centers For Disease Control and Prevention, and Food and Drug Administration (PHS 2010-2) for Small Business Innovation Research (SBIR) and Small Business Technology Transfer (STTR), this award includes $33,530 for a Fixed Fee, which is in addition to direct and facilities and administrative costs. The fee is to be drawn down from the DHHS Payment Management System in increments proportionate to the drawdown of costs. The amount of the Fee may not exceed 7% of the total costs (direct and facilities and administrative costs) for each phase (I and II) of the project. The profit/fee applies solely to the Small Business concern receiving the SBIR award and not to other participant in the project. However, the grantee may pay a profit/fee to a contractor providing routine goods or services in accordance with normal commercial practice.

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CONSORTIUM/CONTRACTUAL COSTS:

This award includes funds for consortium activity with the University of South Florida. Each consortium is to be established and administered in accordance with the NIH Grants Policy Statement dated October 2010. No foreign performance site may be added to this project without the written prior approval of the National Institute of Mental Health. Although a specific amount has been awarded for each consortium, the grantee retains standard rebudgeting authorities. This award includes funds for subcontract/consortium activity with the University of South Florida and is budgeted as follows:

Year 1 (total costs): $184,384

Year 2 (total costs): $222,355

GRADUATE STUDENT COMPENSATION:

In accordance with the NIH Guide for Grants and Contracts Notice on Graduate Student Compensation (http://grants1.nih.gov/grants/guide/notice-files/NOT-OD-02-017.html) and the April 25, 2011 NIH Guide to Grants and Contracts regarding NRSA stipend levels effective for FY2011 (http://grants.nih.gov/grants/guide/notice-files/NOT-OD-11-067.html) the NIH will award the actual amount requested for a graduate student’s salary, fringe benefits and tuition remission up to a maximum of $38,496 per year as established by the zero level National Research Service Award (NRSA) stipend.

FINANCIAL REQUIREMENTS:

This award is subject to the requirements pertaining to the awardees' financial and business management systems, as set forth in the document entitled "Requirements for Financial and Business Management Systems for SBIR/STTR Awardees," which was enclosed in Grants Specialist Susan Toy's January 27, 2011 email to the Organization’s Business Official, and which is hereby incorporated by reference. Prior to drawing down funds for this award from the Payment Management System, the awardee is required to have in place written policies and procedures for financial and business management systems that comply with the standards set forth in "Requirements for Financial and Business Management Systems for SBIR/STTR Awardees," and must follow those policies and procedures for the duration of this project.

LEDGER REQUIREMENT:

A separate project ledger must be established to accumulate and monitor the direct costs of this grant-supported project by budget category.

SYSTEM REQUIREMENT:

The grantee is required to establish a positive time and effort reporting system to document personnel costs charged to this project as direct costs.

PAYMENT MANAGEMENT SYSTEM:

Advances of Federal funds must be maintained in a federally insured and interest bearing account. Questions concerning access to the Payment Management System (PMS) should be directed to the PMS office at (877) 614-5533.

ALLOWABLE COSTS:

Allowable costs conducted by for-profit organizations will be determined by applying the cost principles of Contracts with Commercial Organizations set forth in 48 CFR, Subpart 31.2. However, Independent Research and Development (IR&D) costs (including facility and administrative costs allocable to them) are unallowable.

TRAVEL EXPENSES:

In accordance with the Travel Expenses Act of 1985, and the requirements in 41 Code of Federal Regulations (CFR) chapters 300-304, which implements statutory requirements and Executive branch policies for travel by federal civilian employees and others authorized to travel at government expense, reimbursement for travel expenses charged to this grant may not exceed Federal travel and per diem limitations. GSA Travel Regulations, as well as domestic and international per diem rates information are available on the Internet at: http://www.gsa.gov/.

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AUDIT REQUIREMENTS:

HHS regulations on the administration of grants (45 CFR part 74.26(d)) stipulate that commercial (for-profit) organizations are subject to the audit requirements contained in OMB Circular A-133. According to that Circular, entities that expend $500,000 or more in a year in Federal funds are required to have a non-federal audit performed for that year. For further information on Audit requirements please refer to the NIH Grants Policy Statement on the web located at:

http://odoerdb2-1.od.nih.gov/gmac/nihgps_2010/index.htm.

INTELLECTUAL PROPERTY RIGHTS:

Normally the awardee organization retains the principal worldwide patent rights to any invention developed with United States Government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States.

Rights and obligations related to inventions created or reduced to practice as a result of this award are detailed in 35 U.S.C. 205 and 37 CFR Part 401. These inventions must be reported to the Extramural Invention Reporting and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, MSC 7980, Bethesda, MD 20892-7980, (301) 435-1986. For additional information, access the NIH link on the Interagency Edison web site (www.iedison.gov) which includes an electronic invention reporting system, reference information and the text to 37 CFR 401.

To the extent authorized by 35 U.S.C., Section 205, the Government will not make public any information disclosing an NIH-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that patent application.

NON-COMPETING RENEWAL:

Beginning August 1, 2010 grantees must use eSNAP for electronic submission of progress reports for all grants awarded under the SNAP authorities. Information on eSNAP can be found at

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-10-093.html

PRIOR APPROVAL REQUESTS:

Any prior approval request should be directed to the current Grants Management Specialist named in the eRA Commons and may be sent by email (preferred) or, if necessary, by mail to the following address: Grants Management Branch, NIMH, 6001 Executive Blvd, Room 6115, MSC 9605, Bethesda, MD 20892-9605 (Express Mail: Rockville, MD 20852). Please refer to the NIH Grants Policy Statement for the activities and/or expenditures that require NIH prior approval at

http://grants.nih.gov/grants/policy/nihgps_2010/nihgps_ch8.htm#prior_approval_requirements.

STAFF CONTACTS

The Grants Management Specialist is responsible for the negotiation, award and administration of this project and for interpretation of Grants Administration policies and provisions. The Program Official is responsible for the scientific, programmatic and technical aspects of this project. These individuals work together in overall project administration. Prior approval requests (signed by an Authorized Organizational Representative) should be submitted in writing to the Grants Management Specialist. Requests may be made via e-mail.

Grants Management Specialist: Susan Toy

Email: toys@mail.nih.gov Phone: 301-594-3519 Fax: 301-480-1956

Program Official: Michael J Stirratt

Email: stirrattm@mail.nih.gov Phone: 301-443-6802 Fax: 301-443-9719

SPREADSHEET SUMMARY

GRANT NUMBER: 2R44MH085474-02A1

INSTITUTION: GUIDED THERAPEUTICS

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Budget	Year 2	Year 3
Salaries and Wages	$102,040	$97,708
Fringe Benefits	$29,081	$27,846
Consultant Services		$1,000
Supplies	$27,595	$17,645
Travel Costs	$1,500	$1,500
Consortium/Contractual Cost	$184,384	$222,355
FEE	$33,530	$35,812
TOTAL FEDERAL DC	$344,600	$368,054
TOTAL FEDERAL F&A	$134,394	$143,541
TOTAL COST	$512,524	$547,407

Facilities and Administrative Costs	Year 2	Year 3
F &A Cost Rate 1	39%	39%
F &A Cost Base 1	$344,600	$368,054
F &A Costs 1	$134,394	$143,541

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